Exhibit 10.36

CONVERTIBLE NOTE PURCHASE AGREEMENT

This Convertible Note Purchase Agreement dated as of this 6th day of August, 2007 between Accountabilities, Inc., a Delaware corporation (the “Company”) and North Atlantic Resources LTD, Inc. (the “Buyer”);

WHEREAS, the Buyer wishes to purchase, and the Company wishes to sell, a 10% Convertible Note in the principal amount of $250,000;

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.
Purchase and Sale of Note.  The Company hereby sells to Buyer, and hereby purchases from Buyer a Ten Percent Convertible Promissory Note in the principal amount of $250,000 in the form annexed hereto as Exhibit A (the “Note”).

2.	Purchase Price. The purchase price for the Note shall be Two Hundred Fifty Thousand Dollars ($250,000).

3.
Delivery of Purchased Note; Payment of Purchase Price.  Upon the execution of this Agreement by the Company and Buyer, the Company shall deliver to Buyer, an executed Note, and Buyer shall deliver the Purchase Price by wire transfer to an account designated by the Company.

4.
Agreement to Issue Additional Shares.  The Company agrees that in the event that the Note is not paid or converted in full by February 16, 2008, the Company shall issue to Buyer fifty thousand (50,000) shares of Common Stock (the “Additional Shares”) for each thirty (30) day period that the Note has not been paid or converted in full after February 16, 2008 (prorated for any partial period of less than thirty (30) days).

5.	Buyer Representations. The Buyer hereby represents and warrants to the Company as follows:

(a)	The Buyer has the requisite power and authority to enter into and perform each of this Agreement.

(b)
The execution and delivery of each of this Agreement by the Buyer, and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by all requisite action and no further consent or authorization on the part of Buyer is required.

(c)	This Agreement has been duly executed and delivered by Buyer.

(d)
This Agreement constitutes a valid and binding obligation of the Buyer enforceable against the Buyer in accordance with its terms, except as such enforceability may be limited by general principals of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of creditors rights and remedies.

(e)
Buyer understands that neither the Note, the Additional Shares nor the securities into which the Note is convertible (such securities into which the Note is convertible hereinafter referred to as the “Conversion Securities”) have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or the laws of any state.

(f)
The Buyer is purchasing the Note and will acquire any Conversion Securities or Additional Shares for his own account for investment only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof.

(g)
Buyer is (i) an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act, and (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iv) able to afford the entire loss of its investment in the Purchased Securities.

(h)
All subsequent offers and sales of the Note, the Conversion Securities and Additional Shares by Buyer shall be made pursuant to registration of the shares under the 1933 Act or pursuant to an exemption from registration.

(i)
Buyer understands that the Note is being offered and sold, and the Conversion Securities are being offered, to him in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings set forth herein in order to determine the availability of such exemptions and the eligibility of Buyer to acquire the Note and to receive an offer of the Conversion Securities.  Buyer has relied solely upon the advice of his legal counsel as to the effect of federal and state securities laws on the transactions subject to this Agreement.

(j)	The Buyer understands that its investment in the Note and the Conversion Securities involves a high degree of risk.

(k)
The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Note or Conversion Securities.

6.	Representations of the Company. The Company hereby represents and warrants to the Buyer as of the date of this Agreement as follows:

(a)	The Company has the requisite corporate power and authority to enter into and perform this Agreement.

(b)
The execution and delivery of each of this Agreement by the Company, and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by all requisite corporate action and no further consent or authorization on the part of the Company is required.

(c)	This Agreement has been duly executed and delivered by the Company.

(d)
This Agreement constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principals of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of creditors rights and remedies.

7.	Piggyback Registration Rights.

(a) If the Company (or any successor company or parent or affiliate of any successor company) proposes to file a registration statement under the Securities Act with respect to an offering of equity securities (A) for the Company’s own account or (B) for the account of any of the holders of its equity securities, then the Company shall give written notice of such proposed filing to the undersigned as soon as practicable (but in no event less than ten (10) days before the anticipated filing date), and such notice shall offer the undersigned the opportunity to register such number of shares of Conversion Securities, and ,if applicable, Additional Shares (collectively, the Registrable Securities)as the undersigned may request on the same terms and conditions as the Company’s or the holders of equity securities included in such registration statement (a “Piggyback Registration”).  If the undersigned desires to have his Registrable Securities included in such registration statement, the undersigned shall so advise the Company in writing (stating the number of shares of Common Stock desired to be registered) within five (5) days after the date of such notice from the Company.  The Undersigned shall have the right to withdraw such request for inclusion of Registrable Securities in any registration statement pursuant to this section by giving written notice to the Company of such withdrawal prior to the effective date of the registration statement.  Subject to Section 6(b) below, the Company shall include in such registration statement all such Registrable Securities requested to be included therein; provided, however, that the Company may at any time withdraw or cease proceeding with any such registration if it shall at the same time withdraw or cease proceeding with the registration of all other securities originally proposed to be registered.

(b) If the registration relates to an underwritten public offering and in the good faith judgment of the managing underwriter the inclusion of all of the Conversion Securities requested to be registered under this Section 7 would adversely affect the marketing of the shares for which the registration statement was to be filed, the number of Registrable Securities otherwise to be included in the underwritten public offering may be reduced pro rata (by number of shares requested to be registered) among the undersigned and any other holders of securities requesting registration.  If the undersigned proposes to distribute its Conversion Securities through such underwriting the undersigned shall (together with the Company) enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company.

8.
Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principals of conflicts of law thereof.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New Jersey, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (whether against a named party to this Agreement or any of their affiliates, agents, officers, directors or employees), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper.

9.
Counterparts.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.  Any signature delivered via facsimile shall have the effect of the original of such signature.

10.	Survival. The representations and warranties of the parties to this Agreement shall survive the closing of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Accountabilities, Inc.

By:	/s/ Stephen DelVecchia
Name: Stephen DelVecchia
Title: Chief Financial Officer

North Atlantic Resources, LTD.

By:	/s/ Michael Xirinachs
Name: Michael Xirinachs

Exhibit A

Form of 10% Convertible Note